TCBI Q1 2018 Earnings April 18, 2018

Certain matters discussed within or in connection with these materials may contain “forward-looking statements” as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and similar expressions. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from declines and volatility in oil and gas prices, the financial impact of the Tax Cuts and Jobs Act on our results of operations, rates of default or loan losses, volatility in the mortgage industry, the success or failure of our business strategies, future financial performance, future growth and earnings, the appropriateness of our allowance for loan losses and provision for credit losses, the impact of increased regulatory requirements and legislative changes on our business, increased competition, interest rate risk, the success or failure of new lines of business and new product or service offerings and the impact of new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

3 Opening Remarks & Financial Highlights Core Earnings Power Balanced Growth Credit Quality • Solid traditional LHI growth in Q1-2018 • Expected seasonal contraction in Mortgage Finance balances • Seasonal impact on deposits, driving lower liquidity levels in Q1-2018 • Benefit from improving yields on strong base of traditional LHI • Net revenue consistent with Q4-2017 despite impact of seasonality and grew 28% from Q1-2017 • Operating leverage improvement evidenced in YOY comparison • ROE of 13.39% for Q1-2018 • NCOs for Q1-2018 $5.2 million, or 14 bps of LHI excluding MF loans, with $5.1 million related to energy • Credit metrics remain good • Q1-2018 total credit costs $14.0 million ($12.0 provision and $2.0 million OREO valuation allowance) compared to $8.1 million ($2.0 million provision and $6.1 million OREO permanent write-down) in Q4- 2017 Operating Results Net Income $71.9 million EPS $1.38 ROE CE 13.39% Total LHI $20.4 billion Total Deposits $18.8 billion

4 Energy and Retail Update Energy Exposure • Outstanding energy loans represented 7% of total loans, or $1.4 billion, at Q1-2018 compared to $1.3 billion at Q4-2017 • Addition of new loans improves composition and quality of total portfolio as problem assets are resolved • Strong reserve position relative to criticized assets and total energy portfolio ‐ Allocated reserve of $37.4 million represents 3% of energy loans and 58% of criticized energy loans ‐ $5.1 million of energy net charge-offs in Q1-2018 previously reserved • Decrease in energy non-accruals ‐ Non-accruals $50.4 million at Q1-2018 compared to $65.2 million at Q4-2017 and $92.3 million at Q1-2017 ‐ Criticized energy loans decreased to 5% of energy loans at Q1-2018 from 7% at Q4-2017 and 16% at Q1-2017 ‐ Total criticized energy loans at Q1-2018 $64.1 million, down from a high of $259.7 million at Q3-2016 Retail CRE and Commercial Exposure • No significant changes in direct exposure levels since prior year-end, up $48 million to $846 million, split between C&I and CRE • Focus is concentrated in strip centers and personal services in strong markets and sub-markets • Loans are generally smaller transactions with modest advance rates • Criticized loans totaled $281,000 at March 31, 2018

9 ,8 6 6 1 1 ,6 5 4 6 ,5 4 7 1 2 ,2 1 8 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Texas Regions National Businesses $ M il li o n s Loans Deposits 5 Update on Geographic Diversification Note: (1) Texas Regions loan balances include balances from the Energy business (2) Unemployment data through February 28, 2018 • Many of our national lines of business have been operating for many years, increasing our geographic diversification as each gained additional market share • National Business balances include Mortgage Finance, Builder Finance, Lender Finance, Public Finance, ABL, Franchise Finance, BDCF and national depository businesses • Our national LOBs include Texas clients, but Texas clients represent less than 20% of their total business Major Texas Metro Areas Unemployment Rate(2) Austin-Round Rock 3.0% DFW-Arlington 3.7% Houston metro 4.7% San Antonio 3.4% (1)

Net Interest Income & Margin 6 • Net interest income consistent with Q4-2017 despite seasonal impact and increased 29% from Q1-2017 • Increase in traditional LHI yield of 25 bps • Less than $170 million in loans subject to floors, down over $392 million compared to Q4-2017 • Average Liquidity Assets 11% of average earning assets at Q1-2018 compared to 13% at Q4-2017; positive impact on NIM in Q1-2018 Quarterly Change NII ($MM) NIM (%) $210.6 Q4 2017 3.47% 9.1 Increase in LHI yields .16 3.8 Mix shift from MF to LHI .07 2.4 Increase in MF loan yields .04 - Decrease in liquidity .10 (6.3) Increase in funding costs (.11) (4.7) Impact of decrease in day count - (5.4) Decrease in MF loan balances - .8 Other (.02) $210.3 Q1 2018 3.71% Earning Asset & Margin Trends NIM Highlights $16.6 $18.2 $20.1 $21.1 $20.5 $3.6 $2.5 $2.7 $3.2 $2.6 3.29% 3.57% 3.59% 3.47% 3.71% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $5.0 $10.0 $15.0 $20.0 $25.0 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 P o rt fo li o B a la n c e s ($ B ) Loans Other Earning Assets NIM

Loan Growth 7 • Broad-based growth in average traditional LHI – Growth of $415.3 million (3%) from Q4-2017 and $2.4 billion (19%) from Q1-2017 • Strong growth at end of the quarter; period-end balance $316.4 million higher than Q1-2018 average balance • Expected impact from seasonality resulting in decrease in average MFL balances of $960.6 million from Q4-2017 • Average total MFLs represent 26% of average total loans at Q1-2018 compared to 29% in Q4-2017 and 27% at period end Growth Highlights Average Balance Trends ($B) Total Loan Composition ($21.5Billion at 3/31/18) Business Assets 30% Energy 5% Highly Liquid Assets 2% Total Mortgage Finance 27% Other Assets 5% Comml R/E Mkt. Risk 16% Residential R/E Mkt. Risk 6% Owner Occupied R/E 6% Unsecured 3% $13.0 $13.7 $14.4 $15.0 $15.4 $3.8 $4.7 $5.9 $6.2 $5.3 4.53% 4.72% 4.92% 4.89% 5.14% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Po rtf oli o B ala nc es ($ B ) LHI (excl. MFLs) Total MFLs LHI (excl. MFL) Yield

Deposit Growth 8 Average Balance Trends ($B) Funding Costs • Deposit costs increased 13 bps from .53% at Q4-2017 to .66% at Q1-2018, and total funding costs increased 12 bps • Continued focus on cost-effective deposit growth ‐ Seasonal decrease in linked quarter deposits resulting in more efficient use of liquidity ‐ Lower level of liquidity assets favorable to NIM in Q1-2018; some fluctuations may occur from quarter to quarter based on timing of deposit growth relative to total loan growth Growth Highlights $9.4 $9.4 $10.3 $11.4 $11.3 $7.5 $7.9 $8.8 $9.1 $8.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 D ep osit B ala nc es ( $B ) Interest-Bearing Deposits DDAs 0.32% 0.38% 0.47% 0.53% 0.66% 0.40% 0.48% 0.56% 0.62% 0.74% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Avg Cost of Deposits Total Funding Costs

Non-interest Expense 9 Quarterly Change Non-interest expense ($MM) Increase/ (Decrease) Q4 2017 $133.1 Salaries and employee benefits – FAS 123R (includes stock price changes) (1.4) Salaries and employee benefits – non-LTI incentives and annual incentive pool (2.2) Salaries and employee benefits – FICA and seasonal payroll related items 5.5 Salaries and employee benefits – continued build out .5 FDIC assessment (.6) Legal and professional (1.2) Servicing related expenses (3.4) OREO related costs (4.0) All other – includes occupancy, technology, marketing .7 Q1 2018 $127.0 NIE - Efficiency • Changes in Salaries & Benefits components of change • Reduction of 123R expense • Annual incentive accrual ramps throughout the year and generally lower in Q1 • FICA and other payroll related items higher in Q1 • Efficiency ratio (excluding OREO permanent write- down) 54.3% for Q1-2018 compared to 55.2% for Q4- 2017; improvement despite Q1 seasonality impact • Decrease in FAS 123R expense with stock price changes; Q1-2018 expense of $5.6 million compared to $7.0 million in Q4-2017 with $834,000 decrease related to stock price • Decrease in legal and professional expected as Q4- 2017 expense elevated related to some non-recurring items not present in Q1-2018 • Decrease in OREO-related expenses • $6.1 million permanent write-down recorded in Q4-2017 compared to $2.0 million valuation allowance recorded in Q1-2018; related to single property • Decrease in servicing related expenses • $2.8 million MSR impairment related to expected sale recorded in Q4-2017; no impairment recorded in Q1-2018

Asset Quality 10 • Total credit cost of $14.0 million for Q1-2018 (includes $2.0 million OREO valuation allowance), compared to $ 8.1 million in Q4-2017 (includes $6.1 million OREO permanent write-down) and $9.0 million in Q1-2017 • NCOs $5.2 million, or 14 bps of LHI excluding MF loans, in Q1-2018 compared to $964,000, or 3 bps, in Q4-2017 and 18 bps in Q1-2017 • NPL ratio increased to .60% of total LHI • $5.1 million in charge-offs related to energy in Q1-2018; energy NPLs at $50.4 million for Q1-2018 compared to $65.2 million in Q4-2017 and $92.3 million in Q1-2017 Asset Quality Highlights Non-accrual loans Q1 2018 Commercial $ 122,283 Construction – Real estate 1,187 Consumer 72 Equipment leases – Total non-accrual loans $ 123,542 Non-accrual loans as % of LHI excluding MF .78% Non-accrual loans as % of total LHI .60% OREO 9,558 Total Non-accruals + OREO $ 133,100 Non-accrual loans + OREO as % of loans excluding MF + OREO .85% Reserve to non-accrual total LHI 1.5x NCO / Average Traditional LHI Combined Reserves/ Trad’l LHI 1.06% 1.28% 1.38% 1.26% 1.27% 0.07% 0.10% 0.38% 0.21% 0.14% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2014 2015 2016 2017 Q1 2018

Performance Summary - Quarterly 11 (in thousands) Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Net interest income $ 210,300 $ 210,649 $ 204,361 $ 182,959 $ 163,359 Non-interest income 19,947 19,374 19,003 18,769 17,110 Net revenue 230,247 230,023 223,364 201,728 180,469 Provision for credit losses 12,000 2,000 20,000 13,000 9,000 OREO write-down 2,000 6,111 - - - Non-interest expense 124,960 127,027 114,830 111,814 106,094 Income before income taxes 91,287 94,885 88,534 76,914 65,375 Income tax expense 19,342 50,143 29,850 25,819 22,833 Net income 71,945 44,742 58,684 51,095 42,542 Preferred stock dividends 2,438 2,437 2,438 2,437 2,438 Net income available to common shareholders $ 69,507 $ 42,305 $ 56,246 $ 48,658 $ 40,104 Diluted EPS $ 1.38 $ .84 $ 1.12 $ .97 $ .80 Net interest margin 3.71% 3.47% 3.59% 3.57% 3.29% ROA 1.22% .71% .99% .96% .83% ROE 13.39% 8.18% 11.20% 10.08% 8.60% ROE, excl. DTA write-off 13.39% 11.58% 11.20% 10.08% 8.60% Efficiency 55.1% 57.9% 51.4% 55.4% 58.8% Efficiency, excl. OREO write-down 54.3% 55.2% 51.4% 55.4% 58.8%

2018 Outlook 12 Business Driver 2018 Outlook v. 2017 Results Comments & Changes since March 5, 2018 Average LHI Low to mid-teens percent growth - Average LHI – Mortgage Finance Low- to mid-single digit percent growth Increased from flat to low single digit percent growth Loans held for sale (MCA) $1 billion average - Average Deposits Low to mid-teens percent growth - Net Revenue Mid-teens percent growth Increased from low- to mid-teens percent growth Net Interest Margin 3.45% to 3.55% Increased from 3.35% to 3.45% Provision Expense Mid-$50 to mid-$60 million level - NIE High single digit to low-teens percent growth - Efficiency Ratio Low-50s Decreased from low- to mid-50s Effective tax rate 22% -

Closing Comments • Strong earnings in Q1-2018 despite impact of seasonality • Continued traditional LHI growth in Q1-2018 • Expected seasonal declines in Mortgage Finance asset balances • Q1-2018 deposit levels impacted by seasonality resulting in more effective utilization of liquidity • High asset betas overcoming the shift in deposit composition and pricing with rising rates • Focus on ROE • Continued focus on slowing pace of NIE growth • Maintaining credit quality • Leveraging deposit generation capabilities • Positive impact from new corporate tax rate 13

Q&A 14

Appendix 15

Average Balances, Yields & Rates - Quarterly

(in thousands)	Q1 2018		Q4 2017		Q1 2017	
	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate
Assets						
Securities	$ 23,854	3.50%	$ 23,678	3.57%	$ 32,129	2.86%
Liquidity assets	2,564,579	1.55%	3,217,486	1.28%	3,589,166	.80%
Loans held for sale	1,187,594	4.28%	1,144,124	3.99%	1,064,322	3.63%
LHI, mortgage finance	4,097,995	3.70%	5,102,107	3.46%	2,757,566	3.40%
LHI	15,425,323	5.14%	15,010,041	4.89%	12,980,544	4.53%
Total LHI, net of reserve	19,339,080	4.88%	19,928,915	4.57%	15,568,792	4.38%
Total earning assets	23,115,107	4.48%	24,314,203	4.11%	20,254,409	3.70%
Total assets	$23,912,613		$25,080,825		$20,861,171	
Liabilities and Stockholders' Equity						
Total interest bearing deposits	$11,281,585	1.14%	$11,406,769	.96%	$ 9,425,919	.57%
Other borrowings	1,721,914	1.57%	1,852,750	1.31%	1,333,685	.69%
Total long-term debt	394,843	5.36%	394,754	5.17%	394,482	5.16%
Total interest bearing liabilities	13,398,342	1.32%	13,654,273	1.13%	11,154,086	.75%
Demand deposits	8,147,721		9,085,819		7,547,338	
Total deposits	19,429,306	.66%	20,492,588	.53%	16,973,257	.32%
Stockholders' equity	2,255,852		2,202,683		2,041,870	
Total liabilities and stockholders' equity	$23,912,613	.74%	$25,080,825	.62%	$20,861,171	.40%
Net interest margin		**3.71%**		**3.47%**		**3.29%**
Total deposits and borrowed funds	**$21,151,220**	**.74%**	**$22,345,338**	**.60%**	**$18,306,942**	**.34%**

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TEXAS CAPITAL BANCSHARES, INC.

Average Balance Sheet - Quarterly 17 (in thousands) QTD Average Q1/Q4 % Change YOY % Change Q1 2018 Q4 2017 Q1 2017 Total assets $23,912,613 $25,080,825 $20,861,171 (5)% 15% Loans held for sale 1,187,594 1,144,124 1,064,322 4% 12% Loans held for investment 15,425,323 15,010,041 12,980,544 3% 19% Loans held for investment, mortgage finance 4,097,995 5,102,107 2,757,566 (20)% 49% Total loans held for investment 19,523,318 20,112,148 15,738,110 (3)% 24% Total loans 20,710,912 21,256,272 16,802,432 (3)% 23% Liquidity assets 2,564,579 3,217,486 3,589,166 (20)% (29)% Demand deposits 8,147,721 9,085,819 7,547,338 (10)% 8% Total deposits 19,429,306 20,492,588 16,973,257 (5)% 14% Stockholders’ equity 2,255,852 2,202,683 2,041,870 2% 10%

Period End Balance Sheet 18 (in thousands) Period End Q1/Q4 % Change YOY % Change Q1 2018 Q4 2017 Q1 2017 Total assets $24,449,147 $25,075,645 $20,864,874 (2)% 17% Loans held for sale 1,088,565 1,011,004 884,647 8% 23% Loans held for investment 15,741,772 15,366,252 13,298,918 2% 18% Loans held for investment, mortgage finance 4,689,938 5,308,160 3,371,598 (12)% 39% Total loans held for investment 20,431,710 20,674,412 16,670,516 (1)% 23% Total loans 21,520,275 21,685,416 17,555,163 (1)% 23% Liquidity assets 2,296,673 2,727,581 2,804,921 (16)% (18)% Demand deposits 7,413,340 7,812,660 7,094,696 (5)% 4% Total deposits 18,764,533 19,123,180 16,605,380 (2)% 13% Stockholders’ equity 2,273,429 2,202,721 2,050,442 3% 11%